EXHIBIT 10.1

                           APPLIED DNA SCIENCES, INC.

Applied DNA Sciences, Inc., a Nevada corporation (the "Company"), hereby certifies that, for value received, _________________________ (the "Warrant Holder," which term includes its successors and registered assigns) is entitled to purchase an aggregate of __________________ shares of common stock, par value $0.001 per share, of the Company (the "Common Stock") at an exercise price of $0.09 per share (the "Exercise Price").

     1. (a) Exercise of Warrant. This Warrant may be exercised in whole or in part at any time or from time to time during the period commencing on _________ _, 200_ and expiring at 5:00 p.m., New York City time, on August 31, 2011 (the "Exercise Term"), or if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender of the Warrant Certificate evidencing the Warrant to be exercised to the Company at its principal office or at the office of its stock transfer agent, if any, with the Exercise Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. If any Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation and presentment of the Exercise Form, execute and deliver new a Warrant Certificate or Certificates, as the case may be, evidencing the rights of the Warrant Holder thereof to purchase the balance of the shares purchasable thereunder. Upon receipt by the Company of a Warrant Certificate at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise and accompanied by the appropriate payment for the shares of Common Stock underlying this Warrant (the "Warrant Shares"), the Warrant Holder shall be deemed to be the Warrant Holder of record of such Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Warrant Holder. Certificates for the Warrant Shares shall be delivered to the Warrant Holder within a reasonable time following the exercise of this Warrant in accordance with the foregoing.

        (b) Cashless Exercise. At the option of the Warrant Holder, the Warrant Holder may exercise this Warrant, without a cash payment of the Exercise Price, through a reduction in the number of shares of Common Stock issuable upon the exercise of this Warrant. Such reduction may be effected by designating that the number of the shares of Common Stock issuable to the Warrant Holder upon such exercise shall be reduced by the number of shares having an aggregate Fair Market Value as of the date of exercise equal to the amount of the aggregate Exercise Price for such exercise as to the number of shares to be issued to the Warrant holder upon such exercise. For purposes of this Warrant, the "Fair Market Value" of any Common Stock on any date in question shall be the closing sale price of the Common Stock on the principal stock exchange or stock market on which the Common Stock is traded on the Business Day immediately preceding such date (or if there is not trading on such date, on the next preceding business day on which there was trading in the Common Stock), as quoted in The Wall Street Journal. If the Common Stock is not listed or qualified for trading on a stock exchange or stock market at such time, then the Fair Market Value shall be determined in good faith by the Board of Directors of the Company. In connection with any cashless exercise, no cash or other consideration will be paid by the Warrant Holder in connection with such exercise other than the surrender of the Warrant itself, and no commission or other remuneration will be paid or given by the Warrant Holder or the Company in connection with such exercise.


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     2.  Alternative  Exercise  Provisions.  Anything  contained  herein  to the contrary notwithstanding, provided that the shares underlying this Warrant have been registered, the Warrant Holder, at his option, may exercise this Warrant, in whole or in part, during the Exercise Term by delivering to the Company a confirmation slip issued by a brokerage firm that is a member of the National Association of Securities Dealers, Inc. with respect to the sale of those number of Warrant Shares for which this Warrant is being exercised, and, in such case, the Company shall deliver certificates representing such Warrant Shares on settlement date at the office of the Company's stock transfer agent against payment for such Warrant Shares by such brokerage firm or its clearing broker, made payable to the Company or made payable to the order of the Warrant Holder and endorsed by the Warrant Holder to the Company.

     3. Reservation and Listing of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant, such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. As long as this Warrant shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of this Warrant to be listed on the Over The Counter Bulletin Board or on Nasdaq or a national securities exchange, if such shares of Common Stock, as a class, are theretofore so listed.

     4. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. Any fraction of a share called for upon any exercise hereof shall be canceled. The Warrant Holder, by his acceptance hereof, expressly waives any right to receive any fractional share of stock or fractional Warrant upon exercise of this Warrant.

     5. Exchange. Transfer. Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Warrant Holder, upon presentation and surrender of this Warrant to the Company at its office or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Warrant Holder thereof to purchase in the aggregate the same number of shares of Common Stock as are purchasable thereunder at the same respective Exercise Price. Subject to Section 10 hereof, upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with a duly executed Assignment Form which is annexed hereto and funds sufficient to pay the applicable transfer tax, if any, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and the original Warrant Certificate shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation of the Warrant Certificate evidencing such Warrants at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice signed by the Warrant Holder hereof specifying the names and denominations in which new Warrant is to be issued. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

     6. Rights of the Warrant Holder. The Warrant Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company until exercise of any Warrants.


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     7. Adjustments of Purchase Price and Number of Shares.

        (a) Subdivision and Combination. If the Company shall at any time subdivide or combine the outstanding shares of Common Stock by way of stock split, reverse stock split or the like, the Exercise Prices shall forthwith be proportionately increased or decreased.

        (b) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of Section 7(a), the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

        (c) Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or a substantial part of the property of the Company, the Warrant Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Warrant Holder were the owner of the shares of Common Stock underlying this Warrant immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of this Warrant and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Warrant Holder had exercised this Warrant.

        (d) Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Warrant Holder of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section 7(d).

        (e) Warrant Certificate After Adjustment. Irrespective of any change pursuant to this Section 7 in the Exercise Price or in the number, kind or class of shares or other securities or other property obtainable upon exercise of this Warrant, this Warrant may continue


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to express as the  Exercise  Price and as the number of shares  obtainable  upon exercise, the same price and number of shares as are stated herein.

        (f) Statement of Calculation. Whenever the Exercise Price shall be adjusted pursuant to the provisions of this Section 7, the Company shall forthwith file at its principal office, a statement signed by an executive officer of the Company specifying the adjusted Exercise Price determined as above provided in such section. Such statement shall show in reasonable detail the method of calculation of such adjustment and the facts requiring the adjustment and upon which the calculation is based. The Company shall forthwith cause a notice setting forth the adjusted Exercise Price to be sent by certified mail, return receipt requested, postage prepaid, to the Warrant Holder.

     8. Definition of "Common Stock." For the purpose of this Warrant, the term "Common Stock" shall mean, in addition to the class of stock designated as the Common Stock, $.001 par value, of the Company on the date hereof, any class of stock resulting from successive changes or reclassifications of the Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. If at any time, as a result of an adjustment made pursuant to one or more of the provisions of Section 7 hereof, the shares of stock or other securities or property obtainable upon exercise of this Warrant shall include securities of the Company other than shares of Common Stock or securities of another corporation, then thereafter the amount of such other securities so obtainable shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in Section 7 hereof and all other provisions of this Warrant with respect to Common Stock shall apply on like terms to any such other shares or other securities.

     9. Registration Under the Securities Act of 1933. The holders of Warrant Shares issueable upon exercise of this Warrant shall have unlimited piggyback registration rights in any registration statement filed by the Company. The foregoing registration obligation of the Company may be set forth in a registration rights agreement, the terms of which when executed, shall be incorporated by reference into this Warrant as if such terms are set forth at length herein.

     10. Transfer to Comply with the Act. Neither Warrants nor the Warrant Shares nor any other security issued or issuable upon exercise of this Warrant may be sold or otherwise disposed of except as follows:

        (a) to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act of 1933, as amended (the "Act"), with respect thereto and then only against receipt of a letter from such person in which such person represents that he is acquiring this Warrant or Warrant Shares for his own account for investment purposes and not with a view to distribution and provides any other information and representations required by the Company, and in which such person agrees to comply with the provisions of this Section 10 with respect to any resale or other disposition of such securities; or

        (b) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale or disposition.

     11. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Warrant Holder the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of this Warrant and their exercise, any of the following events shall occur:

        (a) The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

        (b) The Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any warrant, right or option to subscribe therefor; or


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        (c) A dissolution,  liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed; or

        (d) There shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another entity, then, in anyone or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, warrants or options, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, warrants or options, or any proposed dissolution, liquidation, winding up or sale.

     12. Notices.

        (a) All communications under this Agreement shall be in writing and shall be mailed by certified mail, postage prepaid, return receipt requested, or telecopied with confirmation of receipt or delivered by hand or by overnight delivery service:


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     If to the Company, at:     Applied DNA Sciences, Inc.
                                25 Health Sciences Drive
                                Stony Brook, NY 11790
                                Attn:  President

     If to the Warrant Holder, to the address of such Warrant Holder as it appears in the stock or warrant ledger of the Company.

        (b) Any notice so addressed, when mailed by registered or certified mail shall be deemed to be given three days after so mailed, when telecopied shall be deemed to be given when transmitted, or when delivered by hand or overnight shall be deemed to be given when hand delivered or on the day following deposit with the overnight delivery service.

     13. Successors. All the covenants and provisions of this Warrant by or for the benefit of the Warrant Holder shall inure to the benefit of his successors and assigns hereunder.

     14. Termination. This Warrant will terminate on the earlier of (a) the expiration date of this Warrant or (b) the date all of this Warrant shall have been exercised.

     15. Governing Law. This Warrant shall be deemed to be made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State, excluding choice of law principles thereof.

     16. Entire Agreement, Amendment, Waiver. This Warrant and all attachments hereto and all incorporation by references set forth herein, set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Warrant may be amended, the Company may take any action herein prohibited or omit to take any action herein required to be performed by it, and any breach of any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or waiver of the Warrant Holder. No course of dealing between or among any persons having any interest in this Warrant will be deemed effective to modify, amend or discharge any part of this Warrant or any rights or obligations of any person under or by reason of this Warrant.





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     IN WITNESS  WHEREOF,  the  undersigned has executed this Warrant as of this
1st day of September, 2006.


                                        APPLIED DNA SCIENCES, INC.


                                        By:
                                        -----------------------------------
                                        Name: James Hayward
                                        Title: Chief Executive Officer

Attest:




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                           APPLIED DNA SCIENCES, INC.

                              WARRANT EXERCISE FORM

                     (To be executed upon exercise Warrant)

     The undersigned, the record holder of this Warrant, hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase ___ of the Warrant Shares.

     The undersigned requests that a certificate for the Warrant Shares being purchased be registered in the name of ______________ and that such certificate be delivered to __________.


Dated: _____________
                                   --------------------------------------------
                                   (Signature)


                                   --------------------------------------------
                                   (Printed Name)



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